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                                                                    EXHIBIT 23.2

                       Bobbitt, Pittenger & Company, P.A.
                          Certified Public Accountants

October 29, 2003


We consent to the incorporation by reference in the Form S-8 Registration Statement of Central Wireless, Inc of our review report dated August 11, 2003, accompanying the consolidated quarterly financial statements of Central Wireless, Inc.


/s/ Bobbitt, Pittenger & Company, P.A.
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Bobbitt, Pittenger & Company, P.A.